Other liabilities	6 Months Ended
Jun. 30, 2022
Other liabilities.
Other liabilities

12. Other liabilities

During the six months ended June 30, 2022, the decrease of EUR 77,314k in other liabilities was primarily due to a net decrease of contract termination provisions, due to a reversal of a portion of the provision for onerous contracts relating to CRO arrangements due to a change in estimate, due to a consumption of the CRO accrual for onerous losses and due to lower accruals for outstanding invoices. The change in estimate of the contract termination provisions resulted primarily from the Company now being able to avoid an outflow of resources since GSK took over from the Group reserved capacity at Novartis (see Note 3.4 and 3.6 for additional information).